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                                                                    EXHIBIT 99.5



                            FIRESIDE THRIFT BUILDING

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



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                          Independent Auditors' Report



To the Board of Trustees
Income Opportunity Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Fireside Thrift Building for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Income Opportunity Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Fireside Thrift Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
June 23, 1998


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                            FIRESIDE THRIFT BUILDING
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES
     Net rental revenues .........................................    $  947,597
     Other revenues ..............................................        92,632
                                                                      ----------

     Total revenues ..............................................     1,040,229

DIRECT OPERATING EXPENSES
     Utilities ...................................................       150,615
     Repairs and maintenance .....................................       111,741
     Property taxes ..............................................        73,690
     Salaries and benefits .......................................        11,893
     Insurance ...................................................         7,502
                                                                      ----------

     Total direct operating expenses .............................       355,441
                                                                      ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES ..................    $  684,788
                                                                      ==========






         The accompanying notes are an integral part of this statement.


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                            FIRESIDE THRIFT BUILDING
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1996


     NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

               Fireside Thrift Building is a 56,120 square-foot office building located in Newark, California. During 1996, the property was owned by 5600 Mowry School Road Corporation.

               The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

     NOTE 2: ACCOUNTING ESTIMATES

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NOTE 3: OTHER REVENUES

               Other revenues consist of the following:

     Common area maintenance                                     $     57,505
     Other income                                                      17,145
     HVAC income                                                       14,885
     Late charge                                                        3,097
                                                                  -----------
                                                                 $     92,632
                                                                 ============

     NOTE 4: SUBSEQUENT EVENT

               The property was sold to Income Opportunity Realty Investors, Inc., a Nevada corporation, on December 31, 1997.